Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
10.	Commitments and Contingencies

In the ordinary course of business, the Company may become subject to litigation or claims. There are no material legal proceedings pending or known to be contemplated against the Company.

In connection with the ownership and operation of real estate, the Company may potentially be liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the consolidated results of operations.

Pursuant to the development agreements for the Company’s five multifamily development properties under construction as of December 31, 2012, the Company has committed to fund approximately $111.4 million in remaining development and other costs as of December 31, 2012. The remaining development costs are expected to be funded primarily by the construction loans on such properties, as described in Note 7. “Indebtedness.” The Company’s co-venture partners and certain of their affiliates have committed to fund any cost overruns related to the development projects.

See Note 8. “Related Party Arrangements” for information on contingent amounts due to the Company’s Advisor in connection with its offering of shares and expenses thereof.